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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 19, 1999



                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)



         New York                       333-05271              13-3728743
----------------------------    ------------------------   --------------------
(State or other jurisdiction    (Commission File Number)   (IRS Employer
of incorporation)                                            Identification No.)


            380 Madison Avenue, New York                       10017-2951
            ----------------------------------------           ----------
            (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:  (212) 622-3510


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Item 5.  Other Events:

         On or about 7/19/99, Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1996-2, Series 1997-1, Series 1997-2, Series 1998-1 and Series 1998-2 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits          Description
                  --------          -----------

                    20.1 Monthly Reports with respect to the July 19, 1999 distribution




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                               SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  August 3, 1999

                                          THE CHASE MANHATTAN BANK,
                                          As Paying Agent, on behalf
                                          of Chase Commercial
                                          Mortgage Securities Corp.




                                          By: /S/ Norma Catone
                                          -----------------------------------
                                          Name:    Norma Catone
                                          Title:   Vice President


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                                      INDEX TO EXHIBITS
                                      -----------------

Exhibit No.                           Description
-----------                           -----------

20.1 Monthly Reports with respect to the distribution to certificateholders on July 19, 1999.